NEWS RELEASE

                      March 9, 2011

OTC: BB WSHE

         For Immediate Release

E-DEBIT GLOBAL CORPORATION ANNOUNCES

AN AGREEMENT FOR 10% EQUITY PURCHASE OF EBACKUP INC.

Calgary, Alberta – E-Debit Global Corporation ("E-Debit", "the Company") (OTC:BB Code : WSHE) is pleased to announce that it has agreed to purchase a ten percent (10%) interest in ebackup Inc. of Calgary Alberta in an off market trade in a cash and/or share exchange authorized by the Board of Directors on February 25, 2011.

Overview

The agreement solidifies the Company’s commitment to our “end-to-end” payment delivery and processing solution. ebackup Inc. currently supplies our PCI compliant data centre, technical support and data protection services,” notes E-Debit Chief Executive Doug Mac Donald. “This deal gives us a stake in the infrastructure and marketing that we need to propel our solutions in the future”.

“ebackup is committed to supporting the growth of E-Debit and is investing funds to further develop back-end infrastructure and to bring new products and services to E-Debit direct clients and its Coast to Coast network of distributors”, Rowland Perkins, ebackup President & CEO stated. “We are excited to have E-Debit as an equity partner.”

The equity deal is a combination of shares and warrants at current market prices.

About E-Debit Global Corporation

E-Debit Global Corporation (WSHE) is a financial holding company in Canada at the forefront of debit, credit and online computer banking.  Currently, the Company has established a strong presence in the privately owned Canadian banking sector including Automated Banking Machines (ABM), Point of Sale Machines (POS), Online Computer Banking (OCB) and E-Commerce Transaction security and payment.  E-Debit maintains and services a national ABM network across Canada and is a full participating member of the Canadian INTERAC Banking System.

Financial Profile:

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CAPITALIZATION: 500,000,000 COMMON SHARES WITH NO PAR VALUE

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SHARES ISSUED: Common – 92,324,344

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  : Voting Preferred - 70,855,900

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For further details, please refer to WSHE website

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WSHE Symbol OTCBB

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Transfer Agent: Holladay Stock Transfer Inc.

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2939 North 67th Place

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Scottsdale, Arizona 85251

DISCLAIMER

Forward-Looking Statements: This news release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties.  The forward-looking statements, which address the Company’s expected business and financial performance, among other matters, contain words such as “believe,” “expect,” “anticipate,” “optimistic,” “intend,” “plan,” “aim,” “will,” “may,” “should,” “could,” “would,” “likely,” and similar expressions.  All statements, other than statements of historical fact, included herein, are forward looking statements that involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Forward-looking statements are based on the estimates and opinions of management on the date the statements are made, and WSHE does not undertake an obligation to update forward-looking statements should conditions or management's estimates or opinions change.  Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the underlying assumptions related to the events outlined in this news release proving to be inaccurate or unrealized, events impacting the likelihood and timing of the completion of the events outlined, such as regulatory approvals, and the Company’s ability to exploit the payment platform and other assets and execute on its strategy to develop and issue new and enhanced payment products and services and increase the Company’s revenues from such products and services.

For further information, please contact

E-Debit Global Corporation

Telephone: 1 (403) 473-8795

e-mail: info@edebitglobal

edebitglobal.com

About ebackup Inc.

ebackup Inc. is one of Western Canada’s largest “Cloud” based PCI compliant data centers and backup service providers, supplying simple, robust, cost effective and secure data asset protection through automated solutions that are fully scalable to its customer’s needs.  ebackup provides single source comprehensive automated and offsite data backup processes, protecting critical data for the full spectrum of business operations.  ebackup enables businesses, from one-person operations, to medium sized corporations to concentrate on their core business and to allow their valuable human resources to concentrate and compete effectively in today’s marketplace while ebackup manages their technological requirements.

Financial Profile:

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PRIVATELY HELD ALBERTA CORPORATION

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Headquartered at 35 McTavish Place NE, Calgary, Alberta, Canada T2E 7J7

ebackup Inc.

Telephone:

(403) 259-3620

Email:

info@ebackupinc

ebackupinc.com